December 7, 2015

Supplement

SUPPLEMENT DATED DECEMBER 7, 2015 TO THE PROSPECTUS DATED JULY 29, 2015 OF
AIP Series Trust—AIP Dynamic Alpha Capture Fund
AIP Series Trust—AIP Dynamic Alternative Strategies Fund

The second paragraph of the section of the Prospectus entitled "Shareholder Information—Pricing Fund Shares" is hereby deleted and replaced with the following:

The NAV per share of the Funds is determined once daily at the New York Stock Exchange ("NYSE") close (normally 4:00 p.m. Eastern time) on each day the NYSE is open. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DACFSPT-1215

December 7, 2015

Supplement

SUPPLEMENT DATED DECEMBER 7, 2015 TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 29, 2015 OF

AIP Series Trust—AIP Dynamic Alpha Capture Fund
AIP Series Trust—AIP Dynamic Alternative Strategies Fund

The following is hereby added as the third paragraph of the section of the Statement of Additional Information entitled "Purchase, Redemption and Pricing of Shares—Offering Price":

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

The following is hereby added as the third sentence of the section of the Statement of Additional Information entitled "Description of the Fund and its Investments and Risks—Investment Strategies and Risks—Derivatives—Forwards":

A Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.